Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C.  1350)

Persuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.  1350) the undersigned General Partners of TASA Products Limited, a Washington limited partnership (the "Company"), do hereby certify, to the best of such General Partner's knowledge and belief, that:

1.  The Annual Report on Form 10-K for the year ended December 31, 2005 (the "Form 10-K) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of  operations of the Company.

/s/MICHEL E. MAES	/s/JAMES R. STEFFEY
Michel E. Maes	James R. Steffey
Co-General Partner	Co-General Partner
Date: 3-11-09	Date: 3-11-09